Exhibit 32.1
CERTIFICATION
OF
CHIEF EXECUTIVE OFFICER
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Ballistic Recovery Systems, Inc. does hereby certify that:
a. the Quarterly Report on Form 10-QSB of Ballistic Recovery Systems, Inc. for the quarter ended December 31, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
b. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Ballistic Recovery Systems, Inc.

Date: July 3, 2008	By:	/s/ Larry E. Williams
Larry E. Williams
Principal Executive Officer and Acting Chief Financial Officer